UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2022

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park , Cruiserath, Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)

+353 1 6960000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

As previously disclosed in the Current Report on Form 8-K dated with the U.S. Securities and Exchange Commission by Mallinckrodt on April 14, 2022, Mallinckrodt plc, an Irish public limited company in examination under Part 10 of the Companies Act 2014 of Ireland (“Mallinckrodt”), is engaged in discussions with certain prospective lenders to raise financing in connection with the expected forthcoming effectiveness of the previously disclosed Fourth Amended Joint Plan of Reorganization (with Technical Modifications) of Mallinckrodt plc and Its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code (as amended, supplemented or otherwise modified, the “Plan”) confirmed in the proceedings voluntarily initiated by Mallinckrodt and certain of its subsidiaries under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). A copy of a presentation that Mallinckrodt expects to use in connection with the financing, which includes certain preliminary financial results for Mallinckrodt for the three months ended April 1, 2022, is attached hereto as Exhibit 99.1.

Consummation of the Plan remains subject to the satisfaction or waiver of various conditions precedent set forth in the Plan, including that the High Court of Ireland shall, in the examinership proceedings initiated therein by Mallinckrodt’s directors, make an order pursuant to Section 541 of the Companies Act of Ireland confirming a scheme of arrangement with respect to Mallinckrodt which is based on and consistent in all respects with the Plan (a “Scheme of Arrangement”), and that such Scheme of Arrangement shall become effective in accordance with its terms (or shall become effective concurrently with the effectiveness of the Plan).

The information contained in this Item 2.02, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Mallinckrodt Pharmaceuticals Preliminary Q1 2022 Results for Lender Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC (registrant)

By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President & Chief Financial Officer
(principal financial and accounting officer)

Date: April 20, 2022

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